Jennison Sector Funds, Inc.


Supplement dated December 13, 2005
Prospectus dated March 18, 2005


The Board of Directors of Jennison Sector Funds, Inc. has approved an increase in the allowable percentage of assets of Jennison Utility Fund (the "Fund") that may be invested in foreign securities from 20% to 50%.

To reflect this change, the section of the Prospectus entitled "How the Fund Invests - Investment Objectives and Policies - Foreign Securities" is hereby replaced with the following:

We may invest up to 50% of the Fund's investable assets in foreign securities , including money market instruments and other investment-grade fixed-income securities, stocks and other equity-related securities. For purposes of the 50% limit, we do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities.

A corresponding revision is hereby also made to the "foreign securities" section of the table of investment types appearing in the section of the Prospectus entitled
"How the Fund Invests - Investment Risks."






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